Net Loss Per Share	6 Months Ended
Jun. 30, 2018
Earnings Per Share [Abstract]
Net Loss Per Share
Net Loss Per Share

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
	$	$	$	$
Net loss attributable to the shareholders of Teekay Corporation - basic and diluted	(28,324)	(80,152)	(48,879)	(125,408)
Weighted average number of common shares	100,434,512	86,259,207	98,892,574	86,217,567
Common stock and common stock equivalents	100,434,512	86,259,207	98,892,574	86,217,567
Loss per common share - basic and diluted	(0.28)	(0.93)	(0.49)	(1.45)

The Company intends to settle the principal of the Convertible Notes in cash on conversion and calculates diluted earnings per share using the treasury-stock method. Stock-based awards and the conversion feature on the Convertible Notes that have an anti-dilutive effect on the calculation of diluted loss per common share, are excluded from this calculation. For the three and six months ended June 30, 2018, options to acquire 3.9 million shares of Teekay Common Stock had an anti-dilutive effect on the calculation of diluted income per common share (three and six months ended June 30, 2017 - 4.0 million). In periods where a loss attributable to shareholders of Teekay has been incurred, all stock-based awards and the conversion feature on the Convertible Notes are anti-dilutive.